SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 28, 2004

                              ITT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

Indiana                         1-5627                       13-5158950
---------------                 --------------               ----------------
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
organization)

          4 West Red Oak Lane
         White Plains, New York                                   10604
-------------------------------------------                    ----------
 (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (914) 641-2000

          (Former name or former address if changed since last report)


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ITEM 5. Other Events

On June 28, 2004, ITT Industries, Inc. issued a press release announcing the election of Steven R. Loranger as Director, President and Chief Executive Officer of ITT Industries, Inc. ITT Industries, Inc. also announced that Louis
J. Giuliano, resigned as President and Chief Executive Officer, but would continue as a Director and Chairman of the Board of the Company. A copy of this press release is attached and incorporated by reference herein as Exhibit 99.1.

ITEM 7. Exhibits

(99.1) Press release dated June 28, 2004 issued by ITT Industries, Inc.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ITT INDUSTRIES, INC.

                                              By: /s/ Kathleen S. Stolar
                                                  -----------------------
                                                  Kathleen S. Stolar

                                              Its: Vice President, Secretary
                                                   and Associate General Counsel

Date: June 29, 2004